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                                                                  Exhibit 10.23

                                                                  EXECUTION COPY

                                REAL ESTATE LEASE
                                -----------------


         THIS REAL ESTATE LEASE is made and entered into effective as of May 26, 1994, by and between MAY PROPERTIES, INC. (hereinafter called "Landlord"), whose address is P.O. Box 101, Beeville, Texas 78104-0101 and Waste-Quip Manufacturing Company (hereinafter called "Tenant") whose address is c/o Waste-Quip, Inc., 25800 Science Park Drive, Suite 140, Beachwood, Ohio 44122.

                                    ARTICLE 1

         1.01. PREMISES. Landlord does hereby lease, let, and demise unto Tenant, and Tenant does hereby lease and rent from Landlord, for the Term and upon and subject to the provisions of this Lease, that certain real property located at 1261 Eastpark, Brookhaven, Mississippi 39601 and being more particularly described on Property Schedule # 1 attached hereto and by this reference incorporated herein for all purposes (the "Subject Property") together with the mechanical equipment (such as heat, A.C., plumbing), located therein (collectively the "Improvements"; the Subject Property and the Improvements jointly hereinafter called the "Premises").

         1.02. ADDITIONS TO PREMISES. In the event Tenant requests Landlord to make or add Improvements to the Premises and Landlord is willing to do so, such additions shall thereafter be included as Improvements and Tenant and Landlord agree that they shall execute a Property Schedule (in the format of Property Schedule # 1 hereto) which shall set forth the terms and conditions, including the increase in Base Rent because of such additions, under which such Improvements shall be made and, thereafter such Property Schedule shall become a part of this Lease.

                                    ARTICLE 2

         2.01. PERMITTED USE. The permitted use of the Premises shall be as a manufacturing and office facility with parking and approved storage and all related purposes (the "Permitted Use").

                                    ARTICLE 3

         3.01. BASE RENT. Tenant, in consideration for this Lease and the leasing of the Premises, agrees to pay to Landlord the Base Rent (as defined in Property Schedule 1) throughout the Lease Term (as defined in Property Schedule
1), commencing on the first day of the Lease Term. Base Rent shall be payable monthly in advance on the first day of each calendar month during the Lease Term. Unless otherwise agreed, Base Rent for any portion of a month during the Term shall be prorated.


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         3.02. LATE PENALTY. Notwithstanding anything contained and/or otherwise implied in this Lease to the contrary, in addition to any other sums and payments to be made by Tenant to Landlord hereunder, including without limitation, interest in accordance with Section 15.04 hereinafter. If Tenant fails to pay the Base Rent to Landlord prior to the fifth (5th) calendar day of any month during the Term, Tenant shall pay to Landlord as a late charge to defray the administrative costs and expenses of handling late payments, a sum equal to the greater of $50.00 or 5% of such late payments.

         3.03. PAYMENT OF RENT. As used in this Lease, "Rent" shall mean Base Rent, plus all other amounts provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises. The Rent shall be paid at the times and in the amounts provided for herein in legal tender of the United States of America to Landlord at the address specified above or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as may be expressly set forth in this Lease.

                                    ARTICLE 4

         4.01. USE. Tenant shall use and occupy the Premises only and solely for the Permitted Use and for no other purposes whatsoever. Tenant shall be solely liable and responsible for obtaining or maintaining any and all approvals, authorizations, licenses, variances, or permits from any private party or any governmental or quasi-governmental agencies (collectively, "Permits") required for the Permitted Use, including without limitation, those required by the Environmental Protection Agency ("EPA") or any state board or agency having authority or jurisdiction over compliance with environmental laws, regulations, or procedures (collectively, "State Agency"). Landlord shall have no duty or obligation (except as required by law) to assist or otherwise work with Tenant in obtaining or maintaining any such Permits, and Landlord shall have no liability or obligation whatsoever in the event Tenant is unable to obtain any such Permits for whatever reason. Tenant's ability to obtain or maintain any such Permits is not a condition to this Lease or Tenant's liabilities and obligations hereunder. Tenant's failure to obtain or maintain any such Permits shall not affect this Lease in any manner whatsoever. Tenant shall not use or permit the Premises to be used for any unlawful, disreputable, or extra-hazardous purpose or in any unlawful manner. Tenant shall (a) comply with all Federal, state and local governmental laws, ordinances, orders, rules and regulations applicable to Tenant's use and occupancy of the Premises including, without limitation, compliance with all laws, ordinances, regulations, and requirements of the EPA or any State Agency and (b) not dump, discharge, generate, release, store, manufacture, or dispose of any hazardous, toxic or nuclear waste or other substances ("Other Hazardous

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Substances") considered hazardous, toxic or nuclear by any governmental or quasi-governmental agency in violation of any such laws, orders, rules and regulations; and Tenant shall give prompt written notice to Landlord of any notification to Tenant of any claimed violation thereof.

         4.02. TENANT'S INDEMNITY. Without in any manner limiting any other provisions of this Lease, and notwithstanding anything contained or otherwise implied herein to the contrary, Tenant shall indemnify, defend, and hold Landlord and Landlord's Agents (as hereafter defined) harmless from and against any and all claims, demands, suits, actions, causes of action, damages (including without limitation, consequential damages), liability, charges, penalties, and fines (including court costs, attorney's fees and all other costs and expenses of defending against all of the aforesaid) arising (or alleged to arise) from, out of, or in connection with (or alleged to be in connection with): (a) the use of the Premises for the Permitted Use; or (b) any injury to or death of any person or persons or damage to or destruction of the property of any person or persons which relates in any manner to the Permitted Use, and Tenant agrees to use and occupy the Premises with respect to the Permitted Use, at its own risk and hereby releases Landlord and Landlord's Agents of and from any and all claims for any damage or injury howsoever caused or howsoever remote relating to the Permitted Use, to the fullest extent permitted by law.

         4.03. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant hereby agree that any and all representations, warranties or covenants, with respect to the condition of the Premises contained in the Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 20, 1994 by and between May Fabricating Company, Inc. and May Fab-Mississippi, Inc. and May Fab-Oklahoma, Inc. and Tenant, a wholly owned subsidiary of Waste-Quip, Inc. (including but not limited to those referring to the environmental or structural condition of the Premises) shall pertain to the Premises as if fully restated herein. Landlord and Tenant agree that in the event any such representation or warranty in the Asset Purchase Agreement is in conflict with the provisions set forth in this Lease, that the provision set forth in the Asset Purchase Agreement shall govern.

         4.04. QUIET ENJOYMENT. Tenant, on paying the Rent and keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to (a) any underlying mortgages affecting the Premises (provided Landlord delivers to Tenant a non-disturbance agreement in accord with Section 16.16 hereof), (b) all applicable laws, ordinances, orders, rules, regulations, and other governmental and legal requirements, (c) all liens, encumbrances, defects set forth in
Schedule 2 attached hereto and by this reference made a part hereof, (d) applicable insurance requirements and regulations, and (e) the provisions of this Lease.

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                                    ARTICLE 5

         5.01. NET LEASE. Except as set forth herein this Lease is a net lease and, without limiting the foregoing, Tenant shall pay directly for all services, maintenance, repairs, utilities, insurance, and all other costs of or relating to owning, leasing and operating the Premises, and all taxes (including without limitation, all sales and use taxes and personal property and ad valorem taxes), assessments, and governmental charges and fees of whatsoever nature, whether now existing or subsequently created, attributable to the Premises or its occupancy or operation, excluding only franchise and income taxes of Landlord (but not excluding such taxes if imposed in the future wholly or partially in lieu of present real estate, ad valorem, or similar taxes), including all such taxes whether assessed to or paid by Landlord or third parties, and all appraisal, expert witness, attorney, and other fees and costs and expenditures incurred in connection with contesting the validity or amount of any such taxes. In the event Landlord requests, Tenant shall certify to Landlord in writing that Tenant has paid all such taxes at any time after the date which is thirty (30) days prior to the time such taxes would have become past due and Tenant shall furnish evidence of such payment to Landlord with the certification provided for herein.

         5.02. In the event Tenant fails to pay any or all of the items described in Section 5.01 when the same are due, Landlord may, after providing Tenant reasonable notice and three (3) business days thereafter to cure, pay the same and bill Tenant therefor, including any penalties or interest thereon, and the same shall be due and payable to Landlord with interest therein as provided for in Section 15.04 hereinafter, within ten (10) days of receipt of a statement therefor from Landlord. In the event Tenant fails to timely pay any or all items described in Section 5.01 more than once in any one thirty-six (36) month period, Landlord shall have the right to estimate, from time to time, one, some or all of the estimated amounts, if any, that Tenant will owe to Landlord under
Section 5.01 for any calendar year or portion thereof. Commencing with the first month after Landlord gives Tenant written notice of such estimates, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimate monthly in advance and without demand at the same time Tenant pays Rent for such month, and Tenant shall continue to make such monthly estimated payments until Landlord gives Tenant a new estimate in writing. As soon as practicable after the end of each calendar year, or part thereof, Landlord shall give Tenant a statement of the actual amounts due from Tenant to Landlord under Sections 5.01 or 5.02 for such year, or part thereof, and the amounts previously paid by Tenant under Section
5.01 for such period of time. If such statement shows that the amounts actually due exceed the amounts previously paid, then Tenant shall pay such difference to Landlord within fifteen (15) days after Landlord renders to Tenant such statement. If such statement shows that amounts previously paid exceed amounts actually due, then Landlord shall refund such excess to Tenant at

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the time Landlord renders such statement, provided that Tenant is not then in default hereunder.

         5.03. The obligation of Tenant or Landlord, as the case may be, to make a payment or refund or credit under this Lease, shall survive the termination or expiration of this Lease, whether by lapse of time or otherwise.

                                    ARTICLE 6

         6.01. TERM. The term of this Lease with respect to each Property Schedule shall be the Term set forth in such Property Schedule: provided, however, that this Lease shall be effective from the date provided above.

                                    ARTICLE 7

         7.01. TENANT'S SERVICES. Tenant, at its sole cost and expense, shall arrange for and furnish all necessary utility and other services to the Premises, including without limitation, electricity; gas; sewer; water; telephone; proper disposal of smoke, fumes, odors, trash, garbage, grease, water and other wastes; hot and chilled water for heating and air conditioning, and common fans for intake of air or for exhaust of uncontaminated air. Tenant shall maintain and operate the Premises in a neat, clean, sanitary, safe, attractive, and first-class condition and in accordance with all governmental, quasi-governmental, and insurance requirements and shall pay for all services rendered to the Premises.

         7.02. DEFECTS IN PREMISES. Landlord shall not be liable to Tenant for any failure or defect in the Premises (whether latent or otherwise) and such shall not constitute a constructive eviction of Tenant nor shall such entitle Tenant to any reduction, abatement, offset or refund of Rent or to any damages from Landlord. Tenant hereby waives and disclaims all present and future rights (if any) to apply any Rent against any obligation of Landlord, howsoever incurred, or to assert that any such obligation of Landlord entitles Tenant to any counterclaim or any reduction, abatement, offset, or refund of Rent, it being expressly understood that Tenant's agreement and covenant to pay Rent hereunder is completely and entirely independent of any of Landlord's obligations hereunder. In the event Landlord breaches any of its obligations hereunder or any warranties imposed on the Landlord which by law cannot be waived, Tenant shall immediately notify Landlord of such alleged breach whereupon Landlord shall have such time as is reasonably necessary to cure any such alleged breach, during which time Tenant shall continue to pay all Rent as and when due in accordance with the terms hereof without deduction, offset, or abatement. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant agree that any and all representations, warranties or covenants with respect to the condition of the Premises, including but not limited to those

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referring to liability, rights of offset, the condition of the Premises or any remedies Tenant may have, which are contained in the Asset Purchase Agreement shall pertain to the Premises as if fully restated herein. Landlord and Tenant agree that in the event any such provision in the Asset Purchase Agreement is in conflict with the provisions of this Lease, that the provisions set forth in the Asset Purchase Agreement shall govern.

         7.03. SECURITY. Tenant shall be responsible for all necessary or appropriate security measures, including without limitation, guards, locks, vaults, detection devises, monitors, and alarms; provided, however, that Tenant's security measures shall comply with all the provisions of this Lease. Landlord shall not be obligated to provide any security measures for the Premises. If Landlord does supply any security measures, then Landlord shall have no liability in connection therewith and such shall not constitute Landlord's assumption or acceptance of any obligations or liabilities. Tenant shall cooperate with Landlord's security measures, if any. Landlord may not have (and therefore will be unable to provide to Tenant) keys for some or all of the doors or other openings and entrances to the Premises. To the extent Tenant obtains any such keys, or Tenant rekeys or replaces any existing locks on or about the Premises (all of which is and shall be at Tenant's sole cost and expense), Tenant shall provide duplicate keys or the combination(s), if applicable, to Landlord, it being understood and agreed that Tenant shall be responsible and liable for all security measures; and Tenant agrees that Landlord shall have the ability to enter the Premises after reasonable prior notice to Tenant (or without notice to Tenant in case of an emergency or in the event of Tenant's default).

                                    ARTICLE 8

         8.01. ALTERATIONS. Tenant shall make no alterations, installations, additions or improvements (excluding minor alterations, installations, additions or improvements, including but not limited to paneling, partitions and the installation of Tenant's fixtures hereinafter referred to as "Minor Repairs") in or to the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld or delayed. All such work approved by Landlord shall be made in a manner, and by workmen and contractors, reasonably acceptable to Landlord. All alterations, installations, additions or improvements made by or for Tenant to the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the expiration or termination of this Lease or upon the termination of Tenant's right to possession of the Premises; provided, however, that Landlord may require Tenant to remove any or all of such items upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises. Tenant shall bear the costs of all removal of Tenant's property from the Premises and all resulting repairs to the Premises. If any work is approved by Landlord, such work shall be performed by Tenant (a) so as not to

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materially alter the exterior or interior appearance of the Premises except as reasonably approved, (b) so as not to adversely affect the structure, safety, systems, or services of the Premises, (c) to comply with all building, safety, fire and other codes and governmental, quasi-governmental and insurance requirements, (d) so as not to result in any usage in excess of the Premises capacity for water, electricity, gas, heating, ventilating or air-conditioning (either during or after such work), and (e) in such a manner that no mechanic's, materialman's or other similar liens attach to Tenant's leasehold estate and shall be completed promptly and in a good and workmanlike manner. In no event shall Tenant permit, or be authorized to permit, any liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights, estates and interests with respect to the Premises or this Lease. Landlord shall have the right, but not the obligation, to remove any such liens at Tenant's cost and expense.

         8.02. REMOVAL. Tenant shall remove all of its trade fixtures and personal property on or before the date of expiration or termination of the Term, and shall repair all damage done to the Premises by such removal.

         8.03. MAINTENANCE AND REPAIRS. Tenant, at its sole cost and expense, shall maintain the entirety of the Premises, including without limitation, the structural integrity of the parking lot, drives, driveways, and the foundations, exterior and interior roof and walls, and plate and other glass of the buildings and the Improvements; shall maintain and repair any and all damage to the Premises, shall keep the Improvements, including, without limitation, all sewer connections, plumbing, wiring, heating and cooling systems, in good repair, ordinary and tear wear excepted; and, at the expiration of this Lease, shall surrender and deliver up the Premises in good condition and repair, ordinary wear and tear excepted. Further, Tenant shall be responsible and liable for any and all clean-up costs, penalties, assessments and other costs incurred in connection with any actions mandated by any governmental or quasi-governmental agencies including without limitation, restrictions, regulations and clean-up costs imposed by the EPA or any State Agency in connection with hazardous, toxic or nuclear substances, waste or Other Hazardous Substances. If Tenant fails to perform Tenant's obligations under this Section, Landlord may, but without being obligated, at its option and without terminating this Lease, enter upon the Premises, and put the same in good order, condition, and repair, and the cost thereof shall be immediately due and payable by Tenant as additional rent to Landlord. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the enjoyment of the Premises by Tenant as a result of performing any such work, and the same shall not be deemed a constructive eviction of Tenant.

         8.04. REPAIRS, REPLACEMENTS, AND IMPROVEMENTS BY LANDLORD. Upon Tenant's prior written request, Landlord shall provide the funds which are necessary to repair and/or replace the roof,

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exterior walls, utilities and/or structural elements of the Premises or which are necessary to perform any single instance of repair, replacement or maintenance which alone exceeds the cost of Seven Thousand Five Hundred Dollars ($7,500). Tenant shall deliver a written quotation to Landlord specifying the cost of such repairs and/or replacements and upon Landlord's approval of such quotation, Tenant will proceed with such approved repairs and/or replacements. Upon the completion of such approved repairs and/or replacements Landlord shall promptly pay for such repairs or replacements upon receipt by Landlord of appropriate lien waivers from the contractors providing such services. In such event, the cost of such repairs, maintenance and/or replacements shall be added to the Rent, pursuant to a new Property Schedule to be attached to the Lease upon completion of said repair, item of maintenance or replacement. The additional Rent shall be paid on a monthly basis commencing with Landlord's completion of said repair, replacement or maintenance and the cost of said repair, replacement or maintenance shall be paid in equal monthly installments and shall be equal to 1.1% of the amount of the Net Book Value of such repair, replacement or maintenance.

                                    ARTICLE 9

         9.01. CASUALTY INSURANCE. Tenant shall insure the Premises and shall maintain liability and other insurance in such amounts as may be required by Landlord or Landlord's mortgagees (if any), or in such greater amounts as Landlord, in its reasonable discretion (utilizing the standards of similar industrial facilities in the general locale of the Premises as a guide), may deem appropriate. Notwithstanding anything to the contrary contained in this
Article 9, Landlord agrees that in the event Tenant cannot procure appropriate Casualty Insurance for the Premises, Landlord shall procure the same and thereafter Tenant agrees Tenant shall immediately reimburse Landlord for the cost of such Casualty Insurance.

         9.02. OBLIGATION TO MAINTAIN INSURANCE. Without in any manner limiting the provisions of Paragraph 9.01 hereinabove, Tenant covenants and agrees to obtain and maintain such insurance as is reasonably required (utilizing the standards of similar industrial facilities in the general locale of the Premises as a guide) by Landlord, in amounts as Landlord may from time to time reasonably require.

         9.03. LIABILITY INSURANCE. Tenant covenants and agrees to obtain and keep in full force and effect during the Term and to pay the premiums and costs of Liability Insurance as hereinafter defined "Liability Insurance" shall mean comprehensive general public liability insurance, including contractual liability insurance (with respect to Section 9.05 hereof) and liability insurance covering any construction or work performed in, on or about the Premises, whether in accordance with Article 8 hereinabove or otherwise, and whether in progress or complete,

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naming Landlord as an additional insured with limits of public liability with respect to death of or injuries to one or more persons and with respect to loss of or damage to property as are acceptable to Landlord. All insurance required to be carried by Tenant hereunder shall be with companies acceptable to Landlord and licensed to underwrite insurance within the State of Texas and with loss payable or additional insured clauses satisfactory to Landlord naming Landlord and Landlord's Agents (as hereinafter defined) as additional insureds or loss payees, whichever is applicable. The originals of all such policies evidencing the existence and amounts of such policies shall be delivered to Landlord prior to possession of the Premises by Tenant. No such policy shall be cancelable or subject to modification, reduction, alteration or amendment except after thirty
(30) days prior written notice to Landlord; and at least thirty (30) days prior to the expiration of such policies, Tenant shall furnish Landlord with renewals thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand as additional rent.

         9.04. ACTS INCREASING INSURANCE RATE. Tenant shall not do nor permit to be done any act or thing which increases the rate of insurance for the Premises, any part thereof, or any property or equipment located therein or thereon. In addition to Landlord's other rights and remedies, in the event of a breach by Tenant under this Section 9.03, Tenant shall reimburse Landlord upon demand for any increased premiums.

         9.05. WAIVER OF SUBROGATION. Whenever (a) any loss, cost, damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises and (b) such party is then covered (or is required under this Lease to be covered) in whole or in part by insurance with respect to such loss, cost, damage, or expense, then the party so insured or required to be insured (except if such party is an insured merely by virtue of being named as an additional insured) hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of any amount recovered or recoverable by reason of such insurance, and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate any such insurance coverage or increase the cost thereof (provided, that in the case of increased cost, Landlord shall have the right to require Tenant to pay such increased cost, thereupon keeping such release and waiver in full force and effect). Tenant shall use its best efforts to obtain such a release and waiver of subrogation from its insurance carrier(s) and shall immediately notify Landlord of any failure to obtain or maintain the same.


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         9.06. INDEMNITY. Tenant shall, does and will indemnify, defend, and save harmless Landlord and its agents, servants, directors, officers, partners, invitees, guests, clients, beneficiaries, licensees, and employees (all of the foregoing hereinafter called "Landlord's Agents", except that "Landlord's Agents" will not include Tenant or Tenant's Agents [as hereinafter defined] if Tenant or any one or more of Tenant's Agents are or become one of Landlord's Agents) of, from, and against any and all liabilities, claims, demands, causes of actions, suits, debts, costs (including court costs, attorneys' fees, and costs of investigation), damages (including, without limitation, consequential damages), fees, fines, penalties, expenses, and actions of any kind or character in connection with, or alleged to be in connection with, or arising, or alleged to arise, by reason of injury to or death of any person or damage to or loss of property occurring on, in, or about the Premises or by reason of any other claim of whatsoever nature of any person or party occasioned, or alleged to be occasioned, in whole or in part, by any act, action, commission, or omission on the part of Tenant or any employee, partner, director, officer, servant, agent, contractor, invitee, guest, client, assignee, licensee, beneficiary, or subtenant of Tenant (all of the foregoing hereinafter collectively called "Tenant's Agents"), or by any breach, violation, or nonperformance of any covenant of Tenant under this Lease. If any action or proceeding shall be brought by or against Landlord in connection with any such liability or claim, Tenant, on notice from Landlord, shall defend such action or proceeding, at Tenant's expense, by or through attorneys approved by Landlord. The provisions of this Section 9.05 shall apply to all activities of Tenant with respect to the Premises occurring on or after the commencement of the Lease Term or the date Tenant is in possession of the Premises, whichever is earlier. Tenant's obligations under this Section 9.05 shall not be limited to the limits or coverage of insurance maintained,or required to be maintained, by Tenant under this Lease.

         9.07. WAIVER OF LIABILITY. Landlord and Landlord's Agents shall not be liable for any injury to or death of persons or for any loss of or damage to property of Tenant or of others, regardless of whether such loss or damage is occasioned by casualty, theft, or any other cause of whatsoever nature, unless caused solely by the willful misconduct or negligence of Landlord. In no event shall Landlord be liable as the result of the acts, actions, omissions, or commissions of Tenant or Tenant's Agents. All personal property upon the Premises shall be at the risk of Tenant only and Landlord shall not be liable for any damage thereto or theft thereof.

         9.08. INSURANCE PROCEEDS. The proceeds of any and all insurance upon the Premises, (other than for proceeds of general public liability insurance) shall be collected by Landlord or Landlord's mortgagee, and Landlord shall apply the proceeds to restore the Premises.

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                                   ARTICLE 10

         10.01. TENANT'S NOTICE OF DAMAGE. If any portion of the Premises shall be damaged or destroyed by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord ("Tenant's Notice of Damage").

         10.02. OPTIONS TO TERMINATE IF DAMAGE SUBSTANTIAL. Upon receipt of Tenant's Notice of Damage, Landlord shall promptly proceed to determine the nature and extent of the damage or destruction and shall estimate the time necessary to repair and restore the Premises. Landlord agrees that within thirty
(30) days following Landlord's receipt of Tenant's Notice of Damage, Landlord shall give written notice to Tenant stating Landlord's estimate of the time necessary to repair or restore the Premises ("Landlord's Notice of Repair Time"). If all or substantially all of the Premises are destroyed and Landlord reasonably estimates that repair or restoration of the Premises cannot be completed within one hundred twenty (120) days from the time of Tenant's Notice of Damage, Landlord and Tenant shall each have the option to terminate this Lease. In the event either Landlord or Tenant exercises its option to terminate this Lease, then the Lease shall immediately expire and be null and void and of no further force or effect. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of rent theretofore paid by Tenant as may be applicable to the period subsequent to the time Tenant's Notice of Damage, less the reasonable value of any use or occupation of the Premises by Tenant subsequent to the time of Tenant's Notice of Damage.

         10.03. OBLIGATIONS TO REPAIR AND RESTORE. In the event less than all or substantially all of the Premises are destroyed and repair and restoration of the Premises can, in Landlord's reasonable estimation, be completed within period specified in Section 10.2 then this Lease shall continue in full force and effect and Landlord shall proceed forthwith to cause the Premises to be repaired and restored to the extent of insurance proceeds actually received by Landlord, and there shall be an abatement of rent proportionate to the extent of the space and period of time that Tenant is unable to use and enjoy the Premises.

         10.04. APPLICATION OF INSURANCE PROCEEDS. The proceeds of any
Casualty Insurance maintained on the Premises, other than casualty insurance maintained by Tenant on fixtures and personal property of Tenant shall be paid to and become the property of Landlord, subject to any obligation of Landlord to cause the Premises to be repaired and restored, in the event less than all or substantially all of the Premises are destroyed.


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                                   ARTICLE 11

         11.01. CONDEMNATION. If all or substantially all of the Premises is taken by virtue of eminent domain or for any public or quasi-public use or purpose or otherwise conveyed in lieu thereof for any public or quasi-public use or purpose, this Lease and the estate hereby granted shall terminate on the date the condemning authority takes possession. If only a part of the Premises is so taken or conveyed and Tenant's use of the Premises is not materially adversely effected in the operations of its business as mutually determined by Landlord and Tenant, this Lease shall continue in full force and effect as to that part of the Premises not so taken and the Rent shall be reduced (from and after the date of such taking of possession) in an equitable manner. If a part of the Premises is so taken and Tenant's operation of its business is materially adversely effected thereby, as mutually determined by Landlord and Tenant, either party may terminate this Lease as of the date the condemning authority takes possession and this Lease shall be of no further force and effect.

         11.02. CONDEMNATION AWARDS. Landlord shall be entitled to the whole of any and all awards which may be paid or made in connection with any taking of the Premises as described in Section 11.01 hereof, and Tenant shall not be entitled to any of such awards, Tenant hereby expressly assigning to Landlord any and all right, title, and interest of Tenant now or hereafter arising in and to any such awards except for that portion of the award which may be paid or made in connection with Tenant's relocation, improvements or other amounts designated for Tenant in such award.

         11.03. TEMPORARY TAKING. Any temporary taking for a period of six (6) months or longer shall be treated in the same manner as provided for in Sections
11.01 and 11.02. In the event of any temporary taking of less than six (6) months, all Rent shall be reduced or abated, in proportion to the interference with Tenant's enjoyment of the Premises for the period of such temporary taking only (with the amount of such reduction or abatement being at the reasonable discretion of the Landlord), but Landlord shall be entitled to all awards (except for the use of or damage to Tenant's tangible property relocation, improvements or other amounts designated for Tenant).

                                   ARTICLE 12

         12.01. ENTRY. Landlord or Landlord's Agents shall have the right to enter the Premises at any time upon reasonable notice to Tenant (such notice may be oral and not in compliance with Section 16.07 hereof, but no notice shall be required in the case of any emergency or in the event of a default by Tenant) for any purpose which Landlord may reasonably deem necessary for the operation, maintenance, or repair of the Premises.

                                   ARTICLE 13

         13.01. SUBORDINATION AND ATTORNMENT. Provided Landlord delivers to Tenant a non-disturbance agreement reasonably acceptable to Tenant, which states in pertinent part that Tenant's tenancy shall not be disturbed and this Lease shall remain in full force and effect, Tenant agrees that this Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Premises, and to all renewals, modifications, consolidations, replacements, and extensions of any such leases; provided, however, that at the option of any such lessor, this Lease shall be superior to the lease of such lessor. The provisions of this Section 13.01 shall be self-operative and shall require no further consent or agreement by Tenant. Tenant agrees, however, to execute any consent or agreement requested by any such lessor in connection with this Section 13.01.

         13.02. UNDERLYING LEASES. If any such lease is terminated, this Lease (at the option of the lessor under such lease) shall not terminate or be terminable by either Landlord or Tenant by reason of such termination and Tenant shall (if requested to do so) attorn to the lessor under such lease.

         13.03. REQUEST FOR AMENDMENTS. If, in connection with financing, refinancing, or sale of the Premises or with any ground or underlying lease, the lender, lessor, purchaser, or financier shall request reasonable modifications in this Lease, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Premises.

                                   ARTICLE 14

         14.01. ASSIGNMENT AND SUBLETTING. Tenant shall not voluntarily, by operation of law or otherwise, assign this Lease or sublease the Premises or any part thereof, or mortgage, pledge, or hypothecate its interest in this Lease or in the Premises, or grant any concession or license in the Premises, without the prior express written permission of Landlord, which permission shall not be unreasonable withheld or delayed by Landlord and any attempt to do any of the foregoing without said permission shall be void and of no effect; provided, however, that tenant may assign this lease to Sanwa Business Credit Corporation or any successor senior lender ("Sanwa") without the prior consent of Landlord, and provided that Sanwa has caused all past due payments hereunder to be made to Landlord, Sanwa may assign its rights thereby acquired to any person or entity which has a minimum net worth of at least $9,300,000. In the event of an assignment of this lease without Landlord's prior written consent, Landlord shall have not further obligation under Section 8.04 above. If Tenant is not a public company that is registered on a national exchange or that is required to register its stock with the Securities and Exchange Commission under
Section 12(g) of this Securities Exchange Act of 1934, then any change or transfer or series of changes or transfers aggregating more than forty percent (40%) in or of (a) the stock of Tenant, (b) the voting or other controlling rights of Tenant, or (c) the beneficial ownership of or interest in Tenant, shall be deemed an assignment for the purposes hereof and therefore shall be prohibited as provided hereinabove. Notwithstanding anything to the contrary contained in this Lease, Tenant may assign or sublet this Lease without the consent of Landlord to any person or entity directly or indirectly controlling, controlled by or under common control of Tenant by providing Landlord of Tenant's intention to so sublet or assign. Regardless of any such assignment or sublease, Tenant agrees that Tenant shall not be released from any liability hereunder.

         14.02. ASSIGNMENT WITHOUT CONSENT. If this Lease is assigned or if the Premises are subleased without the permission of Landlord, then Landlord may nevertheless collect rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance of the obligations of Tenant hereunder. All subleases and assignments shall be subordinate and subject to the provisions of this Lease and shall automatically terminate upon the expiration or termination of this Lease or the termination of Tenant's right to possession hereunder.

                                   ARTICLE 15

         15.01. DEFAULT. Each of the following shall constitute a "Default" by
Tenant:

                  (a) The failure of Tenant to pay the Rent or any part thereof or other sum or charge when due and such failure continues without cure for a period of ten (10) days after notice of such failure has been sent to Tenant;

                  (b) The entry of a decree or order by a court having jurisdiction adjudging Tenant to be bankrupt or insolvent or approving as properly filed a petition seeking reorganization of Tenant or any Guarantor under the Federal Bankruptcy Laws, or any other similar applicable Federal or state law, or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of Tenant or any Guarantor or its or his property or for the winding up or liquidation of its or his affairs; or Tenant or any Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of any bankruptcy, reorganization, receivership or other proceeding against Tenant or any Guarantor or any such proceedings shall be instituted against

         Tenant or any Guarantor and the same shall not be vacated within sixty
         (60) days after the same are commenced; or Tenant or any Guarantor shall make an assignment for the benefit of Tenant's or any Guarantor's creditors or admit in writing Tenant's or any Guarantor's inability to pay the debts of Tenant or any Guarantor generally as they may become due;

                  (c) The failure by Tenant to fulfill or perform, in whole or in part, any of its obligations or covenants under this Lease and such failure continues without cure for a period of twenty (20) days after notice of such failure has been sent to Tenant (except that Tenant shall not be deemed to be in default if Tenant shall in good faith commence to cure such breach or failure within said twenty (20) day period and shall diligently to proceed therewith to completion and in fact cures such breach or failure within 180 days after notice of such failure);

                  (d) The vacating or abandonment of the Premises or any significant portion thereof by Tenant for any period of time (it being stipulated that vacation or abandonment shall have occurred if Landlord is unable to reach Tenant or its representative at the Premises for sixty (60) consecutive days or such shorter period which may cause the loss, diminution or increase in premiums for insurance) or the cessation of Tenant's business operation in the Premises or any significant portion thereof for more than sixty (60) days; or

                  (e) Any other default contained in this Lease.

         15.02. RIGHTS UPON DEFAULT. If a Default occurs, then at any time thereafter Landlord may exercise any and all rights and remedies available to Landlord under this Lease, at law, or in equity, including without limitation termination of this Lease or termination of Tenant's right to possession without terminating this Lease. In the event of a default hereunder which remains uncured, all rights of Tenant to the Premises or to renew the Lease, as set forth in Article 17, 18 and 19 shall be suspended. Landlord and Tenant agree that said rights shall automatically be reinstated if Tenant cures said default prior to Landlord's exercises its right to terminate this Lease in connection with such default. Tenant acknowledges and agrees that this Lease shall terminate in the event Landlord, as Seller, exercises its default remedies under ss.8.3.7 of the Asset Purchase Agreement. In the event of a Default, Landlord may, without additional notice and without court proceedings, reenter and repossess the Premises and remove all persons and property therefrom and Tenant hereby waives any claim arising by reason thereof or by reason of issuance of any distress warrant or writ of sequestration and agrees to hold Landlord harmless from any such claims. If Landlord elects to terminate this Lease upon any event of Default, it may treat the Default as an entire breach of this Lease and Tenant shall immediately become liable to Landlord for damages equal to the total of (a) the cost of recovering, rerenting, remodeling and restoring the Premises (including brokerage commissions and attorneys fees), (b) all unpaid Rent and other amounts earned or due through such termination, and (c) the excess, if any, but not less than zero, of the present value of the Rent and other amounts to be paid by Tenant hereunder for the remainder of the full Term over the present value of the fair market rental value of the Premises for the remainder of the full Term, such present values to be based on a six percent (6%) per year discount rate and computed as of the date of termination. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease, Landlord may (but shall not be obligated to) rerent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and other conditions as Landlord deems appropriate, and Tenant shall be liable to Landlord for the amount, if any, by which the Rent for the unexpired balance of the Term exceeds the net amount, if any, received by Landlord from such rerenting, plus the reasonable costs of repossession, rerenting, restoring, remodeling, and other expenses incurred by Landlord (including brokerage commissions and attorneys fees). Such sum or sums shall be paid by Tenant to Landlord in equal monthly installments on the first day of each month of the remainder of the Term. In no case shall Landlord be liable for failure to rerent the Premises or to collect the rental due under such rerenting and in no event shall Tenant be entitled to any excess rents received by Landlord. If Landlord elects to terminate Tenant's right to possession without terminating this Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination of this Lease will thereafter apply. All rights and remedies of Landlord shall be cumulative and not exclusive. Landlord shall be entitled to simultaneously pursue multiple or alternative remedies, at any time to abandon pursuit of any remedy, and at any time to pursue additional remedies. Notwithstanding the foregoing, Landlord shall give Sanwa written notice of Landlord's intent to terminate this lease and ten (10) days within which to cure all outstanding defaults prior to exercising Landlord's right to terminate this Lease.

         15.03. COSTS. If a Default occurs, then Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in connection therewith including, but not limited to, attorneys' fees, court costs, and related costs, plus interest thereon at the lesser of fourteen percent (14%) per annum or the maximum rate of interest at which Tenant may legally contract in Texas from the date such costs are paid by Landlord until Tenant reimburses Landlord in unconditionally, immediately available cash funds.

         15.04. INTEREST. In addition to (a) any late charges, service charges, or other fees to be paid to Landlord hereunder, and (b) any and all Rent and all other rentals, charges, costs, reimbursements or fees to be paid to Landlord hereunder, all Rent and all other amounts to be paid to Landlord hereunder shall bear interest at the lesser of the maximum rate of interest at which Tenant may legally contract in the State of Texas or fourteen percent (14%) per annum, from maturity or the date the same is due (or if no maturity or due date is provided, then from the day which is five [5] days after demand is made therefor by Landlord) until paid in full to Landlord in "unconditional, immediately available cash funds".

         15.05. NON-WAIVER. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act or omission that would have originally constituted a violation of this Lease from having all the force and effect of an original violation. The receipt by Landlord of Rent with or without knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach, shall not reinstate this Lease or Tenant's right of possession if either or both have been terminated, and shall not otherwise affect any notice, election, action, or suit by Landlord. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing and be signed by Landlord. No act or thing done by Landlord during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid, unless such acceptance shall be express and in writing and signed by Landlord.

                                   ARTICLE 16

         16.01. AMENDMENT. Any agreement hereafter made between Landlord and Tenant shall be ineffective to modify, release or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by the party to be bound thereby.

         16.02. SEVERABILITY. If any term or provision of this Lease shall, to any extent, be held invalid or unenforceable in general or to any particular circumstances, party or entity by a final judgment of a court of competent jurisdiction, the remainder of this Lease (or such specific term or provision to any particular circumstances, party or entity, if applicable) shall not be affected thereby. Each obligation of Landlord hereunder shall be construed as a separate and independent covenant, and not as a condition to the performance by Tenant of its obligations hereunder.

         16.03. ESTOPPEL LETTERS. Tenant will, at such time or times as Landlord may request, and within twenty (20) days of such request therefor, execute and acknowledge a certificate stating the Lease Term, whether this Lease is in full force and effect, whether any amendments or modifications exist, and whether there are any defaults hereunder, and containing such other related information as may be reasonably requested. If Tenant fails to execute and deliver such certificate within twenty (20) days, it shall be deemed conclusively to have acknowledged the accuracy of the matters set forth in Landlord's certificate.

         16.04. LANDLORD'S LIABILITY. Landlord's personal liability under this lease shall be limited to the greater of Landlord's equity in the Premises or $127,500. Except as provided in the preceding sentence, no personal liability of any kind or character whatsoever now attaches or accrues or at any time hereafter under any conditions shall attach or accrue to Landlord or any partners, officers, directors or shareholders of Landlord, as applicable, for payment of any amounts due under this Lease or for the performance of any obligation under this Lease, and the sole and exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to seek injunctive relief or damages, provided that any judgment for damages shall be satisfied only out of the interest of the Landlord in and to the Premises, it being expressly understood and agreed that in no event shall Landlord or its partners, spouse, officers, directors or shareholders ever be personally liable under this Lease and in no event shall a judgment for any deficiency or monetary claim be sought, obtained, or enforced against Landlord or any partner, officer, director, or shareholder of Landlord, as applicable.

         16.05. HOLDOVER. If Tenant shall remain in possession of the Premises after the expiration or earlier termination of this Lease, then Tenant shall be deemed a tenant-at-will, terminable at any time, and shall pay Rent at 125% the rate of the Rent prevailing on the date of such termination or expiration, but otherwise shall be subject to all of the terms and obligations of Tenant under this Lease. Additionally, Tenant shall pay to Landlord all damages sustained by Landlord on account of such holding over by Tenant. If any property (including trade fixtures) belonging to Tenant remains at the Premises after the expiration or termination of the Term, then Landlord may, and Tenant hereby authorizes Landlord to, make such disposition of such property as Landlord may desire (including retaining any such property) without liability for compensation or damages to Tenant and Landlord shall in no event be deemed to be a "bailee"; and in the event that such property is the property of someone other than Tenant, Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all suits, actions, liability, loss, damages (including without limitation, consequential damages), penalties, fines and expenses (including court costs and attorney's fees) in connection with or incident to any removal, exercise of dominion over, or disposition of such property by Landlord. The inclusion of this paragraph shall not be construed as Landlord's consent in any manner for Tenant to hold over.

         16.06. ACCEPTANCE AND SURRENDER. TENANT EXPRESSLY ACKNOWLEDGES THAT IT HAS OCCUPIED AND IS CURRENTLY OCCUPYING THE PREMISES AND ACCEPTS THE PREMISES IN THEIR "AS IS", "WHERE IS" CONDITION, WITH ALL FAULTS AND DEFECTS (WHETHER LATENT OR OTHERWISE) AND AGREES THAT TENANT HAS DILIGENTLY EXAMINED THE

PREMISES AND HAS DETERMINED THAT THE SAME ARE SUITABLE FOR TENANT IN ALL RESPECTS OR FOR TENANT'S INTENDED PURPOSES. TENANT EXPRESSLY REPRESENTS AND WARRANTS UNTO LANDLORD THAT IT HAS THE SKILL, JUDGMENT, AND BUSINESS ACUMEN NECESSARY TO MAKE SUCH DETERMINATIONS, AND TENANT'S CONTINUED OCCUPANCY OF THE PREMISES SHALL BE DEEMED TENANT'S ACCEPTANCE OF THE PREMISES IN THEIR " AS IS", "WHERE IS" CONDITION, WITH ALL FAULTS AND DEFECTS (WHETHER LATENT OR OTHERWISE), WITHOUT WARRANTY OF ANY RIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF SUITABILITY, HABITABILITY, TENANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT PRIOR TO THE EFFECTIVE DATE HEREOF, THE PREMISES WERE, IN PART, USED FOR MANUFACTURING, AND BY THE NATURE OF SUCH A USE OR OPERATION, HAZARDOUS, TOXIC OR OTHER HAZARDOUS SUBSTANCES MAY HAVE BEEN DUMPED, DISCHARGED, GENERATED, RELEASED, STORED, MANUFACTURED OR DISPOSED OF IN, ON, OR ABOUT THE PREMISES. TENANT FURTHER EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS INVITED TENANT TO CONDUCT, AND HAS PROVIDED TENANT WITH REASONABLE OPPORTUNITY TO CONDUCT, ALL TESTS, INSPECTIONS, AND EXAMINATIONS REASONABLE, NECESSARY OR DESIRABLE IN ORDER TO ASSESS (A) WHETHER ANY ENVIRONMENTAL LIABILITY EXISTS OR (B) THE ENVIRONMENTAL RISK WHICH EXISTS OR MAY OR COULD ARISE IN THE FUTURE. Without limiting any of the other provisions of this Lease, Tenant, for itself and all of Tenant's Agents, hereby (x) agrees to indemnify, defend, and hold Landlord and Landlord's Agents harmless from and against any and all costs, claims, liability, losses, damages (including, without limitation, consequential damages), demands, suits, actions, causes of action, fees, penalties, fines and expenses (including court costs and attorney's fees) arising out of or alleged to arise out of or in any manner connected with or alleged to be connected with any such tests, inspections or examinations and (y) releases Landlord of and from any and all costs, liability, losses, claims, damages (including, without limitation, consequential damages), suits, demands, actions, causes of actions, fees, penalties, fines and expenses (including court costs and attorney's fees) arising out of or in any manner connected with any such environmental liability. Tenant agrees that Tenant is solely and entirely responsible for the condition of the Premises and that upon the expiration or earlier termination of the Term, Tenant shall peaceably quit and surrender the Premises in good order and condition, excepting ordinary wear and tear. All obligations and liabilities of Tenant for the period of time prior to the expiration or earlier termination of the Term shall survive such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant agree that any and all representations, warranties or covenants contained in the Asset Purchase Agreement (including but not limited to those pertaining to the structural or environmental condition of the Premises) shall apply to the Premises as if fully restated herein. Landlord and Tenant agree that in the event that any such representation or warranty in the Asset Purchase Agreement is in conflict with this Article 16 then the terms and conditions of the Asset Purchase Agreement shall govern.

         16.07. SUCCESSORS AND PARTIES. Subject to the limitations and conditions set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and assigns of the parties hereto. The term "Landlord", as used in this Lease, so far as the performance of any covenants or obligations on the part of Landlord under this Lease are concerned, shall mean only the owner of the Premises at the time in question, so that in the event of any transfer of title to the Premises, the party by whom any such transfer is made shall be relieved of all liability and obligations of Landlord arising under this Lease from and after the date of such transfer. If Tenant is composed of more than one party, then all such parties shall be jointly and severally liable. Notwithstanding the foregoing, Tenant expressly understands and agrees that this Lease (or any of the terms and provisions hereof) will not be binding upon Landlord until (a) Landlord receives one (l) or more counterparts of this Lease (and any Lease Guarantees, if applicable) fully executed by Tenant and (b) Landlord executes one (1) or more of such counterparts.

         16.08. NOTICE. Except as expressly otherwise herein provided, any statement, notice, or other communication which Landlord or Tenant may desire or be required to give to the other shall be in writing and shall be deemed sufficiently given or rendered (a) if actually received by the party designated to receive it or (b) on the date it is sent by registered or certified United States mail addressed to the party designated to receive it, at the addresses first written hereinabove or at such other address in the continental United States of America designated by prior written notice, with such notice being effective when the same is received or mailed as herein provided.

         16.09. CAPTIONS. The captions in this Lease are inserted only as a matter of convenience and for reference only and they in no way define, limit or describe the scope of this Lease or the intent of any provisions hereof.

         16.10. NUMBER AND GENDER. All genders used in this Lease shall include the other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

         16.11. CUMULATIVE REMEDIES; GOVERNING LAW. All rights and remedies of Landlord or Tenant under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law; and this Lease is declared to be a Texas contract, and shall be governed by and construed in accordance with the laws of the State of Texas.

         16.12. INABILITY TO PERFORM. If, by reason of inability to obtain and utilize labor, materials, equipment, or supplies, or by reason of circumstances directly or indirectly the result of any state of war or national or local emergency, or by reason of any laws, rules, orders, regulations, action, non-action, or requirements of any governmental authority now or hereafter in force, or by reason of strikes or riots, or by reason of accidents in, damage to, or the making of repairs, replacements, or improvements to the Premises, or any other cause beyond the control of Landlord, Landlord shall be unable to perform or shall be delayed in the performance of any obligation hereunder, this Lease and the obligation of Tenant to pay the Rent or additional items of Rent or to perform and comply with all of the other covenants and agreements hereunder shall none-the-less and in no way be affected or impaired, and such nonperformance or delay in performance by Landlord shall not constitute a breach or default by Landlord under this Lease nor give rise to any right of offset or abatement nor give rise to any claim against Landlord for damages or constitute a total or partial eviction, constructive or otherwise. Landlord shall exercise due diligence in undertaking to remedy such inability to perform or delay in performance with all reasonable dispatch, but shall not be required to adjust a labor dispute against its will.

         16.13. BROKER. Tenant represents and warrants to Landlord that Tenant has not dealt with any broker(s), agents, finders or similar persons or entities in connection with this Lease (including without limitation, the Purchase Option, if any, as hereinafter defined in Article 18) and that no broker(s), agents, finders or similar persons or entities negotiated this Lease or is entitled to any commission in connection herewith. Tenant shall indemnify, defend, and hold harmless Landlord from and against any and all claims, demands, actions, damages (including without limitation, consequential damages) liability, expenses, fines, penalties and fees (and costs of defending against and investigating such claims, demands, actions, liability, expenses and fees, including court costs and attorneys fees) of any broker(s), agents, finders or similar persons or entities claiming by through or under Tenant in connection with this Lease.

         16.14. MEMORANDUM OF LEASE. Neither this Lease nor any memorandum thereof shall be recorded or filed for record in any public records or governmental office.

         16.15. TIME OF ESSENCE. Subject to the express terms and provisions of this Lease, in all instances where Tenant is required hereunder to pay any sum or do any act at a particular indicated time or within a particular indicated period, it is expressly understood and agreed that time is of the essence.

         16.16. ENTIRE AGREEMENT. This Lease, including each Property Schedule hereto (which Property Schedules are hereby incorporated herein and shall constitute a portion hereof) and any other agreements expressly referred to in this Lease or the Property Schedules hereto, contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives have made any representations, warranties, or promises with respect to the Premises, Landlord services, or any other matter or thing whatsoever except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.

         16.17. NUISANCE. Tenant will conduct its business in such manner as is lawful and reputable and shall not create any nuisance, or interfere with, annoy, or disturb any person, or their agents, employees, customers, servants, licensees, visitors, guests, and contractors, and will not commit any act which might, in the reasonable business judgment of Landlord, damage Landlord's goodwill or reputation, or tend to injure or depreciate the Premises.

         16.18. SUBORDINATION TO MORTGAGE. Provided Landlord delivers to Tenant a non-disturbance agreement, which states in pertinent part that Tenant's tenancy shall not be disturbed and this Lease shall remain in full force and effect, Tenant agrees that this Lease is subject and subordinate to any mortgage or deed of trust which may now or hereafter encumber the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Tenant shall, at Landlord's request, execute promptly any appropriate certificate or instrument that Landlord may request. Tenant hereby makes, constitutes and appoints Landlord as Tenant's agent and attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant, which power is coupled with an interest in favor of Landlord; provided, however, such appointment by Tenant shall only be exercised by Landlord in the event Tenant fails to execute such certificate or instrument within seven (7) days after request therefor by Landlord. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically attorn to and become the Tenant of such successor in interest without change in the terms or other provisions of this Lease. Upon request by any such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein.

         16.19. DAMAGES FROM CERTAIN CAUSES. Without limiting any other provisions of this Lease, Landlord and its Agents, shall not (except for their own respective gross negligence) be liable or responsible to Tenant, or to Tenant's Agents for (a) any loss or damage to any person or property (including Tenant's products) occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority; or (b) any loss, inconvenience or damage (of whatever nature), arising from or out of the suspension or termination (for whatever reason) of any services (utility or otherwise); or (c) any loss, inconvenience, or damage (of whatever nature) arising from or out of the inability by Tenant to occupy or enjoy the Premises (whether in accordance with the terms hereof or otherwise), and whether such inability is caused by Landlord, by Court order, or otherwise.

         16.20. ASSIGNMENT BY LANDLORD. Landlord shall have the right to encumber, transfer, or assign, in whole or in part, any or all of his rights and obligations hereunder and in the Premises and property referred to herein, and in such event and upon such encumbrance, transfer, or assignment no further liability or obligation shall thereafter accrue against Landlord hereunder.

         16.21. ENTRY BY LANDLORD. In any circumstance where Landlord is permitted to enter upon the Premises during the Term, whether for the purpose of curing any default by Tenant, repairing damage resulting from fire or other casualty or an eminent domain taking, or where Landlord is otherwise permitted hereunder or by law to go upon the Premises Tenant agrees that Landlord shall be permitted to do so.

         16.22. RENT OBLIGATION. The obligation of Tenant to pay all Rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against, withhold or deduct from, or offset against any Rent and other sums provided hereunder to be paid to Landlord by Tenant. Tenant waives and relinquishes any right to assert, either as a claim or as a defense, that Landlord is bound to perform or is liable for the nonperformance of any implied covenant or implied duty of Landlord not expressly herein set forth.

         16.23. SPECIAL DAMAGES. Under no circumstances whatsoever shall Landlord or Tenant ever be liable hereunder to the other for (and Tenant and Landlord each hereby expressly waives) consequential damages or special damages, nor shall Landlord or Tenant ever be considered or construed as a partner, venturer, or agent of the other.

         16.24. SUPERSEDES PRIOR LEASE. This Lease supersedes, replaces and terminates in all respects any and all prior leases and agreements (whether written or oral) covering or affecting the Premises or any portion thereof.

                                   ARTICLE 17

         17.01. OPTION TO RENEW. As long as Tenant is not in default under any of the terms hereof or this Lease has not been,or is not being, terminated or canceled due to mutual agreement of Landlord and Tenant or an event of Default, Tenant shall have the option (called "Renewal Option"), to renew this Lease for two (2) additional terms of seven (7) years each (called "Option Term"), commencing at 12:01 a.m. on the day after the last day of the Term or Option Term, as applicable (the "Term Termination Date") and terminating seven (7) years after the date thereof.

         17.02. TERMS UPON RENEWAL. All terms, provisions and conditions of this Lease shall remain in full force and effect during the Option Terms. It is expressly understood and agreed that in order for Tenant to exercise the Renewal Option, Tenant must notify Landlord in writing at least three (3) months prior to the Term Termination Date of its election to exercise the Renewal Option.

         IF TENANT FAILS TO STRICTLY CONFORM AND COMPLY WITH THE PROVISIONS, MANNER, AND TIME REQUIREMENTS OF EXERCISING THE RENEWAL OPTION AND SUCH NON-COMPLIANCE RESULTS IN DAMAGE TO LANDLORD, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE RENEWAL OPTION SHALL EXPIRE AND TERMINATE AND BE OF NO FURTHER FORCE AND EFFECT.

         17.03. RENT UPON RENEWAL. Notwithstanding anything to the contrary contained in this Lease, in the event Tenant exercises its option to renew this Lease, the Base Rent for any such Option Term shall remain the same, subject to any increases caused by Landlord's repairs or replacements.

                                   ARTICLE 18

                  18.01. OPTION TO PURCHASE. Provided Tenant is not in default hereunder, Landlord does hereby give and grant to Tenant the right and option to purchase the Premises during the last six (6) months of the Term of this Lease or any renewal thereof (the "Purchase Option"). In the event Tenant elects to exercise its Purchase Option, Tenant shall give written notice to Landlord (the "Purchase Notice") of such exercise at least six (6) months prior to the end of the Term, or at any time during the Option Term(s). The effective date upon which such purchase shall be consummated (the "Closing Date") shall be the last day of the Term, if such Purchase Option is exercised during the initial Term. If such Purchase Option is exercised during an Option Term, the Purchase Notice shall state the estimated Closing Date; PROVIDED, HOWEVER, that Tenant agrees that such Closing Date shall (a) be no later than One Hundred Eighty (180) days after the date of the Purchase Notice, and (b) in no event be later than the end of the applicable Option Term. Within ten (10) days after Landlord's receipt of the Purchase Notice Landlord shall execute the Purchase Agreement attached hereto as Schedule 4 and deliver the same to Tenant for its signature. Upon the complete execution of the Purchase Agreement, the transaction contemplated by the Purchase Agreement shall close in accord with the terms and conditions thereof. Notwithstanding anything to the contrary contained in this Lease, in the event Landlord exercises its right to terminate this Lease in accord with Articles 10 or 11 hereof, Landlord agrees that Tenant may void said termination by exercising this option to purchase. In the event Tenant chooses to void said termination in connection with this Section 18.01, Landlord and Tenant hereby agree to negotiate, in good faith, necessary modifications to the Purchase Agreements (including but not limited to an adjustment in the purchase price which takes into account any award to Landlord and the condition of the Premises) and thereafter the transaction contemplated by the Purchase Agreement shall close in accord with the terms and conditions of said Purchase Agreement as modified.

                                   ARTICLE 19

                  19.01. RIGHT OF FIRST REFUSAL. In addition to the Option to Purchase granted to Tenant in Section 18.01 above, Landlord does further agree that if at any time during the term of this Lease, provided Tenant is not in default hereunder, or any renewal term, Landlord shall receive any bona fide offer acceptable to Landlord for the sale of the Premises leased herein, Landlord, prior to acceptance thereof will give Tenant, with respect to each said offer, written notice thereof and a copy of said offer. In the event Tenant receives said notice, Tenant shall have the option and first refusal for fifteen
(15) days after receipt of such notice within which to elect to purchase the Premises on the terms of said offer. If Tenant shall elect to purchase the Premises pursuant to this right of first refusal granted herein, it shall provide Landlord with written notice of such election within the said fifteen
(15) day period, and upon such notice having been given, the transaction shall be closed on the terms of the offer except that any such closing shall be at least sixty (60) days after the date of Tenant's notice to Landlord. Tenant shall continue to pay the rentals specified herein up to the date on which fee title to the property vests in Tenant. Tenant's right of first refusal set forth above shall be a continuing right during the existence of this Lease. Tenant's failure at any time to exercise its right of first refusal shall not affect this Lease and the continuation of Tenant's right and options under this Lease, except for the Purchase Option and the right of first refusal which shall both thereafter be null and void.

                                   SECTION 20

         20.01. LANDLORD'S RIGHT OF TERMINATION. Landlord and Tenant agree that in the event Sellers, as defined in the Asset Purchase Agreement, exercise their rights under Section 8.3.7 of the Asset Purchase Agreement in the manner permitted by that section, Landlord may, in its sole discretion, terminate this Lease upon thirty (30) days advance written notice.

         IN WITNESS WHEREOF, Landlord and Tenant, have respectively executed this Lease as of the day and year first above written.

                                          LANDLORD:

MAY PROPERTIES, INC.,                     MAY PROPERTIES, INC.



By: /s/ Daryl B. Crown                    By: /s/ Robert A. May
    ---------------------------               --------------------------------
    Daryl B. Crown, Assistant                    Robert A. May, President
    Secretary

                                          TENANT:

WASTE-QUIP MANUFACTURING COMPANY          WASTE-QUIP MANUFACTURING COMPANY


By: /s/ Richard L. Garcia                 By: /s/ Charles W. Walton
    ---------------------------               --------------------------------
        Assistant Secretary                   Vice President
    ---------------------------               --------------------------------



         For value received, Waste-Quip, Inc. absolutely and unconditionally guarantees this Lease according to its terms to the same extent as if it were the Tenant of this Lease. It hereby waives all demand and all notices, including notice of default. This is a guaranty of payment and performance, not of collection, and it is an agreement of guaranty, not of suretyship. It waives all requirements of law, if any, to require that any collection efforts be made against Tenant or that any action be brought against Tenant before resorting to this guaranty.



                                        WASTE-QUIP, INC.


                                        By: /s/ Charles W. Walton
                                            ------------------------------

                              PROPERTY SCHEDULE # 1
                            (including payment terms)


         This Property Schedule is part of the Real Estate Lease dated May 26, 1994, between May Properties, Inc., as Landlord, and Waste-Quip Manufacturing Company, as Tenant.

A.       PROPERTY LOCATION:                 1261 Eastpark
                                            Brookhaven, Mississippi 39601

B. BASE RENT: Initial installment shall be due on the 1st day of a calendar month day following Tenant's occupancy of the Premises. The initial installment shall be $4,968.00, and thereafter, on the first of each month, a monthly installment of $4,968.00 shall be due.

C. LEASE TERM OR TERM: The term of the Lease shall commence on May 26, 1994, and terminate on May 25, 2001.

D.       PROPERTY DESCRIPTION:

E. RENT BASE RATE: 1.1% of the "Net Book Value," (as such term is defined in the Asset Purchase Agreement), of the Premises.



                            ATTACH LEGAL DESCRIPTION




Tenant:                                           Landlord:
Waste-Quip Manufacturing Company                  MAY PROPERTIES, INC.


By: /s/ Charles W. Walton                         By: /s/ Robert A. May
    --------------------------                        -----------------------
                                                  Robert A. May, President


Date: May 26, 1994                                Date: May 26, 1994
     -------------------------                         ----------------------